UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2007

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The registrant, Solo Cup Company (the “Company”), entered into a Lease Agreement between iStar SCC Distribution Centers LLC, as Landlord and Solo Cup Operating Corporation and SF Holdings Group, Inc., jointly and severally as Tenant, dated as of June 27, 2007 (the “Lease”). The entry into the Lease was in conjunction with the sale of six of the Company’s manufacturing facilities located in Conyers and Augusta, Georgia; Chicago and Urbana, Illinois; Federalsburg, Maryland and Dallas, Texas. The Company received proceeds of $130.0 million that were used to retire the Company’s Second Lien Credit Agreement dated March 31, 2006, as amended (the “Second Lien”). Upon the sale of the six properties, the Company immediately leased them back pursuant to a 20-year term Lease. The Lease contains four five-year renewal term options.

The Lease is non-cancelable and bondable. The Tenant is responsible for all costs, expenses, obligations and liabilities which includes without limitation all operating costs, maintenance and repair costs, capital costs, environmental costs, insurance, taxes and casualty repairs/rebuilding involving the properties. Annual rent for the six properties is approximately $11.7 million, payable on a quarterly basis with the first quarterly rent payment due July 2, 2007.

The Lease provides that in the event of a change in control of the Tenant, Landlord consent is required if the successor tenant does not meet certain credit criteria. The Lease also contains standard default terms and conditions as well as certain cross- default provisions if the Company fails to cure a principal or interest payment default under the Company’s Credit Agreement dated February 27, 2004, as amended (the “Credit Agreement”), or upon the acceleration of the Company’s Credit Agreement or Indenture dated as of February 27, 2004 governing its 8 1/2% Senior Subordinated Notes (the “Indenture”).

The Second Lien was filed with the Securities and Exchange Commission (“SEC”) April 6, 2006 as Exhibit 99.1 to the Company’s Form 8-K dated as of March 31, 2006, as amended by Amendment No. 1, dated October 13, 2006 (filed October 16, 2006 as Exhibit 10.2 to the Company’s Form 10-Q) and by Amendment No. 2 dated December 22, 2006 (filed December 29, 2006 as Exhibit 99.2 to the Company’s Form 8-K). The Credit Agreement was filed with the SEC as Exhibit 10.15 to the Company’s Form S-4 dated as of June 24, 2004 and filed June 25, 2004, as amended by Amendment No. 1, dated as of March 31, 2005 (filed as Exhibit 99.1 to the Form 8-K filed April 6, 2005), by Amendment No. 2, dated as of October 14, 2005 (filed as Exhibit 99.1 to the Form 8-K filed October 17, 2005), by Amendment No. 3 dated as of March 27, 2006 (filed as Exhibit 10.16 to the Company’s Form 10-K filed March 30, 2006), by Amendment No. 4 dated October 13, 2006 (filed as Exhibit 10.1 to the Company’s Form 10-Q filed October 16, 2006), and by Amendment No. 5 dated December 22, 2006 (filed as Exhibit 99.1 to the Company’s Form 8-K filed December 29, 2006). The Indenture, as supplemented by the First Supplemental Indenture dated June 18, 2004 were filed with the SEC as Exhibits 4.2 and 4.4, respectively, to the Company’s Form S-4 filed June 25, 2004.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 28, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert D. Koney, Jr.
Robert D. Koney, Jr.
Executive Vice President and
Chief Financial Officer

Date: June 28, 2007

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